Filed pursuant to Rule 497(e)

Registration No. 333-193915

BMO LGM Frontier Markets Equity Fund

Supplement dated September 22, 2020 to the Prospectus

dated December 27, 2019, as supplemented

Fund Liquidation and Elimination of Quarterly Repurchase Policy

Shareholders of the BMO LGM Frontier Markets Equity Fund (the “Fund”) have approved the proposal to liquidate and dissolve the Fund. On September 30, 2020 the Fund expects to make its first liquidating distribution to shareholders. The initial liquidating distribution is expected to comprise approximately 90% of the Fund’s assets. The Fund will continue to make liquidating distributions quarterly until all Fund assets are distributed to shareholders and all shares are redeemed. Shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for tax purposes on the redemption of their Fund shares in the liquidation.

As a result of actions by the Board of Trustees and shareholders, the Fund will no longer invest pursuant to its investment strategies or achieve its investment objective of capital appreciation.

Shareholders also have approved the elimination of the Fund’s fundamental policy of making quarterly repurchase offers. Accordingly, the Fund is discontinuing that process.

Important Information for Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares or of any IRA or retirement plan distribution, the ability to roll over any distribution, and any tax-savings options you may have. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you may be able to roll the proceeds into another Individual Retirement Account. If you are eligible to do so, the rollover must occur within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income. You can make only one tax-free rollover from an IRA to another IRA in any 12-month period (regardless of the number of IRAs you own). Any subsequent distribution of untaxed amounts from an IRA within the 12-month period would be included in your gross income, and may be subject to a 10% early withdrawal tax. The previously described limitation allowing only one tax-free rollover per 12-month period does not apply to (1) rollovers from traditional IRAs to Roth IRAs (conversions), (2) trustee-to-trustee transfers to another IRA, (3) eligible rollovers from an IRA to a retirement plan, (4) eligible rollovers from a retirement plan to an IRA, and (5) eligible rollovers from a retirement plan to a retirement plan.

Please retain this Supplement with your Prospectus for future reference.